              Annual Report



                             NEW ERA
                             FUND

                             -----------------
                             DECEMBER 31, 1997
                             -----------------





[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
   New Era Fund

 .  S&P 500 stocks registered their third consecutive year of returns over 20%;
   however, it was a challenging climate for natural resources stocks as only the energy service group did well.

 . Turmoil in Asian markets slowed economic growth and put downward pressure on commodity prices, keeping inflation low for an advanced stage of the economic cycle.

 .  Your fund returned 0.86% and 10.96% for the 6 and 12 months ended December
   31, 1997, respectively, well ahead of the Lipper average for similar funds but trailing the broad market.

 . The fund benefited from its energy holdings, but other natural resources sectors in the portfolio were weak.

 . We believe share prices largely reflect the bad news overseas and the portfolio is well positioned to participate in a recovery in Asia.

FELLOW SHAREHOLDERS


The market continued to defy many pundits in 1997 with its third consecutive year of outstanding performance, the bulk of it occurring during the first seven months. Your fund's diversification enabled it to significantly outperform its Lipper peers. However, results trailed the S&P 500 as virtually all sectors in which we invest, except for the energy service group, lagged the broad market considerably.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


  Periods Ended 12/31/97        6 Months  12 Months
  -------------------------------------------------
  New Era Fund                    0.86%     10.96%
  .................................................
  S&P 500                        10.58      33.36
  .................................................
  Lipper Natural Resources
  Funds Average                  -3.84       0.09
  .................................................


Your fund trailed the unmanaged Standard & Poor's 500 Stock Index throughout the year because of the relative weakness of most natural resources stocks in a low-inflation environment. However, fund performance exceeded that of its peer group, represented by the Lipper Natural Resources Funds Average, during both the 6- and 12-month periods ended December 31, 1997. This favorable comparison can be attributed to your fund's greater exposure to relatively strong energy stocks and to industries outside the natural resources sectors.


YEAR-END DISTRIBUTIONS

On December 26, 1997, your Board of Directors declared an income dividend of $0.37 per share, a long-term capital gain of $2.07 per share, and a short-term capital gain of $0.47 per share, each paid on December 30, 1997, to shareholders of record on December 26. You should have already received your check or statement reflecting this activity, as well as Form 1099-DIV summarizing this information for 1997 tax purposes.

ECONOMIC REVIEW

The domestic economy grew at a surprisingly strong rate for this stage of an economic expansion. Retail sales showed vigorous growth over last year, and housing starts remained healthy. The major European economies recovered modestly, driven primarily by the export sector, but adherence to the strict requirements imposed for qualification in the European Monetary Union (EMU) restrained growth and led to relatively high unemployment. The countries included in the initial round will be picked in the first half of 1998, based on the performance of their economies in 1997.

ENERGY, GOLD, INDUSTRIAL METALS, AND MOST COMMODITY PRICES DECLINED OVER THE COURSE OF THE YEAR AS PRODUCTIVITY IMPROVED AND ASIAN ECONOMIES SLOWED.

The Asian economic miracle collapsed under the weight of severe currency and liquidity crises. The Inter-national Monetary Fund (IMF) offered aid to countries willing to adhere to fiscal and monetary restraint and implement banking reforms. Political posturing in some countries could delay IMF efforts to put the region back on the road to recovery, which may aggravate the negative economic impact overseas and hurt the U.S. market.

The Federal Reserve raised the federal funds rate in the spring, but market interest rates subsequently declined due to continuing low inflation and the problems in Asia. The relatively high rate of growth in the economy, combined with low unemployment, would normally cause the Fed to tighten further to slow economic growth and restrain inflationary pressures. However, Asian currency devaluations may hinder U.S. exports while making Asian goods more affordable in this country. This could result in a slowdown in the rate of growth, as well as price disinflation, thereby eliminating any need for the Fed to take action on its own.

The consumer price index rose only about 1.8% in 1997, extremely low for this stage of an economic expansion. The unemployment rate stood at 4.7% at year-end, a rate last seen in the early 1970s, but wage inflation has been generally offset so far by improving productivity.

Raw material inflation, measured by the producer price index, actually declined 1.2%, the first time this has happened since OPEC's loss of control over oil prices in 1986, when the PPI fell 2.3%.

Energy, gold, industrial metals, and most commodity prices declined over the course of the year as productivity improved and Asian economies slowed. While Asia generally represents a relatively small proportion of overall demand for these materials, the region accounts for a disproportionately larger share of the annual growth in global demand. Moreover, the price of oil dropped as the U.N. allowed Iraq to export a limited amount for humanitarian reasons and OPEC raised export quotas at the end of the year.

During the year, gold fell nearly 22% to an 18-year low as central banks, including those of Australia, the Netherlands, and Argentina, were major sellers. The weakness in bullion was exacerbated by new Swiss and German central bank policies, putting less emphasis on gold as a necessary reserve. The U.S. dollar has now gained precedence over gold as a worldwide reserve asset.


PORTFOLIO MANAGEMENT

With the prices of most natural resources and industrial commodities declining during the year, the investment environment for your fund was challenging at best. In fact, only one of the resource-related groups in which we invest -- the energy service industry -- performed better than the broad market. Our relatively high weightings in better-performing energy shares, chemicals, and real estate helped fund performance relative to our peers.

During the past year, the price of oil declined by about one-third, and the domestic price of natural gas fell nearly 18% because of rising inventories and a mild winter influenced by El Nino. Iraq continually disrupted the oil market -- one moment turning on the taps for export, and the next cutting off supplies and interfering with U.N. weapons inspectors. OPEC raised production quotas late in the year in the face of weakening demand from Asia, which (outside of Japan) represented as much as 40% of incremental oil demand in recent years. However, we expect energy markets to improve as demand growth from the Pacific Rim resumes a more normal pace.

THE HEAD OF THE NEW EUROPEAN CENTRAL BANK, WHO WILL BE ELECTED IN MAY, IS EXPECTED TO FORMULATE AN EMU POLICY FOR THE USE OF GOLD AS A RESERVE ASSET.

Our precious metals holdings suffered as the price of gold plunged, but our emphasis on low-cost producers protected us to some degree. We also avoided the Bre-X Minerals fraud and the resultant fallout for gold exploration companies, which helped temper losses in this area. The head of the new European Central Bank, who will be elected in May, is expected to formulate an EMU policy for the use of gold as a reserve asset. The outcome will have a significant impact on gold prices.

Over the past six months, we initiated several new positions in the portfolio. We purchased Inco, a major producer of nickel with significant growth potential, and PETROBRAS, the Brazilian oil company scheduled to be privatized during the next few years. In coming months, Brazil will be opening its borders to investment in exploration and production projects by Western oil companies, which should benefit PETROBRAS. We added Noble Drilling, an oil service company with an offshore drilling fleet positioned to participate in the growing trend toward deepwater exploration and development. Camden Property Trust, an apartment real estate investment trust that owns and manages properties primarily in the southern U.S., was another position added during the second half.


OUTLOOK

The domestic economy is likely to slow somewhat from the rapid pace of 1997, due largely to a deteriorating trade balance with Asia. While wage inflation could accelerate, pressure on the prices of raw materials is likely to continue, resulting in moderate inflation overall. The European recovery is somewhat in jeopardy, since export growth could slow because of declining Asian demand.

Asia's recovery will depend on the willingness of nations in the region to deregulate their financial institutions and markets, and to impose fiscal and monetary discipline. Political resistance to making necessary changes is widespread. A weak Japanese government has so far failed to reform its banking system, and the economy remains sluggish; Korea needs to summon the political will to allow insolvent institutions to fail and to come to terms with conditions imposed by the IMF; China has made some progress in privatizing its inefficient state-owned institutions but has to encourage more foreign capital to stimulate real economic growth. Unless Asian markets recover rapidly, demand for most resources could grow at a lower rate in 1998.

     On a more positive note, we are hopeful that the worst is now behind us. The stock prices of companies in which we invest already reflect much of the turmoil of the past year. Any signs of progress in Asia are likely to be greeted enthusiastically by investors, which could lead to a rebound in the shares of natural resources companies as we move through 1998. We believe the companies in the portfolio are positioned to benefit from a turnaround in the problems overseas and the resumption of healthy global economic growth.



     Respectfully submitted,

     /s/ Charles M. Ober

     Charles M. Ober
     President and Chairman of the Investment Advisory Committee

     January 20, 1998

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS


                                                                       Percent of
                                                                       Net Assets
                                                                        12/31/97
  --------------------------------------------------------------------------------
  Mobil                                                                    4.5%
  ................................................................................
  Royal Dutch Petroleum                                                    4.1
  ................................................................................
  Wal-Mart                                                                 3.8
  ................................................................................
  Newmont Mining                                                           3.2
  ................................................................................
  Atlantic Richfield                                                       2.9
  --------------------------------------------------------------------------------

  McDermott International                                                  2.3
  ................................................................................
  British Petroleum                                                        2.2
  ................................................................................
  Camco International                                                      2.2
  ................................................................................
  DuPont                                                                   2.1
  ................................................................................
  Burlington Northern Santa Fe                                             2.1
  --------------------------------------------------------------------------------

  USX-Marathon                                                             2.0
  ................................................................................
  Cooper Cameron                                                           2.0
  ................................................................................
  Reynolds Metals                                                          1.9
  ................................................................................
  Schlumberger                                                             1.9
  ................................................................................
  Rouse                                                                    1.8
  --------------------------------------------------------------------------------

  Coflexip                                                                 1.8
  ................................................................................
  Halliburton                                                              1.6
  ................................................................................
  Fort James                                                               1.5
  ................................................................................
  Texaco                                                                   1.5
  ................................................................................
  United Meridian                                                          1.3
  --------------------------------------------------------------------------------

  Bristol-Myers Squibb                                                     1.3
  ................................................................................
  Union Pacific                                                            1.3
  ................................................................................
  Western Atlas                                                            1.2
  ................................................................................
  LONRHO                                                                   1.2
  ................................................................................
  Great Lakes Chemical                                                     1.2
  --------------------------------------------------------------------------------

  Total                                                                   52.9%


T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


  6 Months Ended 12/31/97


Ten Best Contributors                    Ten Worst Contributors
--------------------------------------------------------------------------------
Coflexip                     25(cent)    Newmont Mining                  -25(cent)
 .....................................    .........................................
Cooper Cameron               22          Cambior                          14
 .....................................    .........................................
Wal-Mart                     16          LONRHO                           12
 .....................................    .........................................
McDermott International      12          Inco                             10
 .....................................    .........................................
Schlumberger                 11          Corning                          10
 .....................................    .........................................
Halliburton                  10          TVX Gold                         10
 .....................................    .........................................
Atlantic Richfield            9          Reynolds Metals                  10
 .....................................    .........................................
Camco International           8          Freeport-McMoRan Copper & Gold    9
 .....................................    .........................................
USX-Marathon                  8          Rutherford-Moran Oil              6
 .....................................    .........................................
Tele-Communications           7          Union Pacific                     6
-------------------------------------    -----------------------------------------
Total                       128(cent)    Total                          -112(cent)


12 Months Ended 12/31/97

Ten Best Contributors                    Ten Worst Contributors
----------------------------------------------------------------------------------

Wal-Mart                     46(cent)    Newmont Mining                  -31(cent)
 .....................................    .........................................
Cooper Cameron               35          TVX Gold                         23
 .....................................    .........................................
McDermott International      31          Cambior                          22
 .....................................    .........................................
Coflexip                     28          United Meridian                  19
 .....................................    .........................................
Royal Dutch Petroleum        20          Placer Dome                      14
 .....................................    .........................................
Schlumberger                 19          LONRHO                           12
 .....................................    .........................................
Halliburton                  19          Inco                             10
 .....................................    .........................................
Mobil                        18          Dayton Mining                     9
 .....................................    .........................................
Bristol-Myers Squibb         16          Barrick Gold                      8
 .....................................    .........................................
Camco International          16          Freeport-McMoRan Copper & Gold    8
-------------------------------------    -----------------------------------------
Total                       248(cent)    Total                          -156(cent)


T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  PERFORMANCE CONTRIBUTIONS


  6 Months Ended 12/31/97


                                                Cents-Per-Share     Percent of
  Sector                                           Contribution     Net Assets
-------------------------------------------------------------------------------
  Natural Resource-Related
 ...............................................................................
      Building and Real Estate                              15(cent)       7%
 ...............................................................................
      Forest Products                                      -10             5
 ...............................................................................
      Integrated Petroleum-Domestic                         22             7
 ...............................................................................
      Integrated Petroleum-International                    10            17
 ...............................................................................
      Petroleum Exploration and Production                 -15             6
 ...............................................................................
      Miscellaneous Energy                                   9             1
 ...............................................................................
      Energy Services                                      102            15
 ...............................................................................
      Precious Metals                                      -85             9
 ...............................................................................
      Diversified Metals                                   -41             5
 ...............................................................................
      Non-Ferrous Metals                                   -11             1
 ...............................................................................
      Refining and Marketing                                 2             1
 ...............................................................................
      Chemicals                                             -6             7
 ...............................................................................
      Diversified Resources                                 -1             6
-------------------------------------------------------------------------------
  Total                                                     -9(cent)      87%
  Consumer and Services
 ...............................................................................
      Merchandising                                         16(cent)       4%
 ...............................................................................
      Miscellaneous                                          6             3
-------------------------------------------------------------------------------
  Total                                                     22(cent)       7%
 ...............................................................................
  Science and Technology                                    -8             0
 ...............................................................................
  Miscellaneous                                             -6             2
-------------------------------------------------------------------------------
  Subtotal                                                  -1            96
 ...............................................................................
  Reserves and Income                                       20             4
-------------------------------------------------------------------------------
  Total  Portfolio                                          19(cent)     100%


T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW ERA FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                               Lipper
               S&P 500   Natural Resources
                Index      Funds Average    New Era Fund
               -------   -----------------  ------------
12/87          $10,000        $10,000          $10,000
12/88           11,661         10,701           11,032
12/89           15,356         14,253           13,712
12/90           14,879         13,117           12,511
12/91           19,412         13,381           14,355
12/92           20,891         13,650           14,653
12/93           22,997         16,882           16,899
12/94           23,301         16,498           17,773
12/95           32,056         20,111           21,463
12/96           39,417         26,469           26,668
12/31/97        52,568         28,244           29,592


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 12/31/97              1 Year    3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  New Era Fund                        10.96%     18.52%    15.09%      11.46%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year
                                    Ended
                                 12/31/97   12/31/96  12/31/95   12/31/94  12/31/93
NET ASSET VALUE
Beginning of period             $   26.06  $   22.65  $  20.15  $   20.35 $   18.88
                                ......................................................

Investment activities
 Net investment income               0.40       0.38      0.47       0.36      0.40
 Net realized and
 unrealized gain (loss)              2.40       5.12      3.71       0.69      2.48
                                ......................................................

 Total from
 investment activities               2.80       5.50      4.18       1.05      2.88
                                ......................................................

Distributions
 Net investment income              (0.37)     (0.38)    (0.48)     (0.38)     (0.38)
 Net realized gain                  (2.54)     (1.71)    (1.20)     (0.87)     (1.03)
                                ......................................................

 Total distributions                (2.91)     (2.09)    (1.68)     (1.25)     (1.41)
                                ......................................................

NET ASSET VALUE
End of period                   $   25.95  $   26.06  $  22.65  $   20.15 $   20.35
                                ------------------------------------------------------

Ratios/Supplemental Data

Total return                        10.96%     24.25%    20.76%      5.17%     15.33%
 .......................................................................................
Ratio of expenses to
average net assets                   0.74%      0.76%     0.79%      0.80%      0.80%
 .......................................................................................
Ratio of net investment
income to average
net assets                           1.33%      1.53%     2.00%      1.87%      1.92%
 .......................................................................................
Portfolio turnover rate              27.5%      28.6%     22.7%      24.7%      24.7%
 .......................................................................................
Average commission
rate paid                        $  0.0446  $  0.0300              -         -      -
 .......................................................................................
Net assets, end of period
(in millions)                    $  1,493   $   1,468  $  1,090  $    979  $    753
 .......................................................................................



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                             December 31, 1997

-----------------------
STATEMENT OF NET ASSETS                               Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS  95.1%

NATURAL RESOURCE-RELATED  86.0%

Building and Real Estate  6.9%
AMB Property, REIT                                       200,073  $      5,027
 ................................................................................
Boston Properties, REIT                                  126,000         4,166
 ................................................................................
Camden Property Trust, REIT                              198,100         6,141
 ................................................................................
Catellus Development *                                   357,000         7,140
 ................................................................................
Equity Office Properties, REIT                            98,441         3,107
 ................................................................................
Federal Realty Investment Trust, REIT                    230,000         5,923
 ................................................................................
Patriot American Hospitality, REIT                       250,000         7,203
 ................................................................................
Reckson Associates Realty, REIT                          340,000         8,628
 ................................................................................
Rouse                                                    820,000        26,855
 ................................................................................
Security Capital Atlantic, REIT                          209,000         4,415
 ................................................................................
SECURITY CAPITAL PACIFIC TRUST, REIT                      69,600         1,688
 ................................................................................
Security Capital U.S. Realty (144a) *                    100,000         1,420
 ................................................................................
Security Capital U.S. Realty (Class A) *                 580,000         8,236
 ................................................................................
Simon DeBartolo Group, REIT                              271,400         8,871
 ................................................................................
United Dominion Realty Trust, REIT                       300,000         4,181
 ................................................................................
                                                                       103,001
                                                                 ...............
Forest Products  4.5%

Fort James                                               584,120        22,343
 ................................................................................
Georgia-Pacific                                          139,600         8,481
 ................................................................................
International Paper                                      230,000         9,919
 ................................................................................
Jefferson Smurfit *                                      760,000        10,830
 ................................................................................
Kimberly-Clark                                           200,000         9,862
 ................................................................................
Mead                                                      80,000         2,240
 ................................................................................
Willamette Industries                                    121,400         3,907
 ................................................................................
                                                                        67,582
                                                                 ...............
Integrated Petroleum - Domestic  7.2%

Amerada Hess                                             250,000        13,719
 ................................................................................
Atlantic Richfield                                       540,000        43,267
 ................................................................................
Murphy Oil                                               230,000        12,463
 ................................................................................
Unocal                                                   181,000         7,025
 ................................................................................
USX-Marathon                                             900,000        30,375
 ................................................................................
                                                                       106,849
                                                                 ...............

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Integrated Petroleum - International  17.0%

British Petroleum ADR                                    420,000  $     33,469
 ................................................................................
Chevron                                                   80,000         6,160
 ................................................................................
Elf Aquitaine ADR                                        100,000         5,862
 ................................................................................
ENI S.P.A. ADR                                           290,000        16,548
 ................................................................................
Mobil                                                    940,000        67,856
 ................................................................................
PETROBRAS *                                              601,100        14,314
 ................................................................................
Repsol ADR                                               250,000        10,641
 ................................................................................
Royal Dutch Petroleum ADR                              1,118,400        60,603
 ................................................................................
Texaco                                                   400,000        21,750
 ................................................................................
TOTAL ADR                                                300,000        16,650
 ................................................................................
                                                                       253,853
                                                                  ..............
Refining and Marketing  0.5%

Ashland                                                  150,000         8,053
 ................................................................................
                                                                         8,053
                                                                  ..............
Petroleum Exploration and Production  5.8%

Anderson Exploration (CAD) *                             275,000         2,694
 ................................................................................
Barrett Resources *                                      234,550         7,095
 ................................................................................
Canadian Natural Resources (CAD) *                       150,000         3,212
 ................................................................................
EEX *                                                  1,000,000         9,062
 ................................................................................
Noble Affiliates                                         150,000         5,288
 ................................................................................
Northstar Energy (CAD) *                                 550,000         3,868
 ................................................................................
Ocean Energy *                                            50,000         2,466
 ................................................................................
Rutherford-Moran Oil *                                   633,200        11,398
 ................................................................................
Union Pacific Resources                                  254,186         6,164
 ................................................................................
Union Texas Petroleum                                    500,000        10,406
 ................................................................................
United Meridian *                                        716,000        20,137
 ................................................................................
Vastar Resources                                         150,000         5,363
 ................................................................................
                                                                        87,153
                                                                  ..............
Miscellaneous Energy  0.7%

FirstEnergy                                              191,250         5,546
 ................................................................................
Niagara Mohawk *                                         450,000         4,725
 ................................................................................
                                                                        10,271
                                                                  ..............
Energy Services  14.9%

BJ Services *                                             75,000         5,395
 ................................................................................
Camco International                                      522,500        33,277
 ................................................................................
Coflexip ADR                                             475,000        26,585
 ................................................................................
Cooper Cameron *                                         481,800        29,390
 ................................................................................
Halliburton                                              470,000        24,411
 ................................................................................

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                   In thousands
McDermott International                                  936,650  $     34,305
 ................................................................................
Noble Drilling *                                         250,000         7,656
 ................................................................................
Santa Fe International                                   180,000         7,324
 ................................................................................
Schlumberger                                             350,000        28,175
 ................................................................................
Weatherford Enterra *                                    154,500         6,759
 ................................................................................
Western Atlas                                            250,000        18,500
 ................................................................................
                                                                       221,777
                                                                 ...............
Precious Metals  9.3%

Anglo American Platinum ADR                              496,744         6,458
 ................................................................................
Ashanti Goldfields                                       616,300         4,622
 ................................................................................
Barrick Gold                                             320,640         5,972
 ................................................................................
Battle Mountain Gold (Class A)                         1,400,000         8,225
 ................................................................................
Cambior                                                1,536,000         9,024
 ................................................................................
Dayton Mining (CAD) *                                  1,050,000         2,035
 ................................................................................
Delta Gold (AUD)                                       5,500,000         5,793
 ................................................................................
Homestake Mining                                         660,250         5,860
 ................................................................................
Newmont Mining                                         1,610,359        47,304
 ................................................................................
Normandy Mining (AUD)                                  4,475,421         4,346
 ................................................................................
Placer Dome                                            1,215,000        15,415
 ................................................................................
Prime Resources Group (CAD)                            1,337,000         9,108
 ................................................................................
TVX Gold *                                             4,257,200        14,368
 ................................................................................
                                                                       138,530
                                                                 ...............
Non-Ferrous Metals  1.2%

Bougainville Copper (AUD) *                            2,030,829           629
 ................................................................................
Inco                                                     969,000        16,473
 ................................................................................
Pittston Minerals                                        116,300           872
 ................................................................................
                                                                        17,974
                                                                 ...............
Diversified Metals  5.2%

Alcoa                                                    120,000         8,445
 ................................................................................
AVMIN (ZAR)                                            1,397,000         1,679
 ................................................................................
Freeport-McMoRan Copper & Gold (Class A)                 370,000         5,666
 ................................................................................
LONRHO (GBP)                                          11,737,090        18,121
 ................................................................................
Nucor                                                    310,000        14,977
 ................................................................................
Reynolds Metals                                          485,000        29,100
 ................................................................................
                                                                        77,988
                                                                 ...............
Chemicals  6.8%

DuPont                                                   520,000        31,232
 ................................................................................
FMC *                                                    220,800        14,863
 ................................................................................

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Great Lakes Chemical                                     390,000  $     17,501
 ................................................................................
Lyondell Petrochemical                                   575,700        15,256
 ................................................................................
Millennium Chemicals                                     250,000         5,891
 ................................................................................
Olin                                                     100,000         4,687
 ................................................................................
Pall                                                     400,000         8,275
 ................................................................................
Witco                                                     80,000         3,265
 ................................................................................
                                                                       100,970
                                                                 ...............
Diversified Resources  6.0%

Burlington Northern Santa Fe                             330,000        30,670
 ................................................................................
Canadian National Railway                                 39,200         1,852
 ................................................................................
Energy Group ADR                                          87,500         3,905
 ................................................................................
GATX                                                     100,000         7,256
 ................................................................................
Overseas Shipholding Group                               200,000         4,363
 ................................................................................
Penn Virginia                                            364,000        10,738
 ................................................................................
Union Pacific                                            300,000        18,731
 ................................................................................
Western Water *                                          344,500         3,660
 ................................................................................
Wheelabrator Technologies                                500,000         8,031
 ................................................................................
                                                                        89,206
                                                                 ...............
Total Natural Resource-Related                                       1,283,207
                                                                 ...............


CONSUMER AND SERVICE  6.8%

Merchandising  3.9%

Petrie Stores Liquidation Trust *                        400,000         1,222
 ................................................................................
Wal-Mart                                               1,450,000        57,184
 ................................................................................
                                                                        58,406
                                                                 ...............
Miscellaneous  2.9%

Bristol-Myers Squibb                                     200,000        18,925
 ................................................................................
Corning                                                  300,000        11,138
 ................................................................................
Gannett                                                   60,000         3,709
 ................................................................................
GE                                                        80,000         5,870
 ................................................................................
Tele-Communications (Class A) *                          126,291         3,524
 ................................................................................
                                                                        43,166
                                                                 ...............
Total Consumer and Service                                             101,572
                                                                 ...............
Miscellaneous Common Stocks 2.3%                                        34,438
                                                                 ...............

Total Common Stocks (Cost $967,190)                                  1,419,217
                                                                 ...............

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands
CONVERTIBLE PREFERRED STOCKS  0.5%

Cross Timbers Oil (Series A)                             172,000  $      6,278
 ................................................................................
Western Water (Series C)                                   2,030         1,519
 ................................................................................

Total Convertible Preferred Stocks (Cost  $4,800)                        7,797
                                                                 ...............


CONVERTIBLE BONDS  0.2%

Miscellaneous Convertible Bonds                                          2,081
                                                                 ...............

Total Convertible Bonds (Cost  $2,169)                                   2,081
                                                                 ...............

SHORT-TERM INVESTMENTS  4.6%

Money Market Funds  3.9%

Reserve Investment Fund, 5.84% #                      59,027,663        59,028
 ................................................................................
                                                                        59,028
                                                                 ...............
Structured Investment Vehicle  0.7%

Short Term Card Account Trust, VR, (144a)
       6.00%, 1/15/98                             $   10,000,000        10,000
 ................................................................................
                                                                        10,000
                                                                 ...............

Total Short-Term Investments (Cost  $69,028)                            69,028
                                                                 ...............

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands
Total Investments in Securities

100.4% of Net Assets (Cost $1,043,187)                           $  1,498,123

Other Assets Less Liabilities                                          (5,461)
                                                                 ...............


NET ASSETS                                                       $  1,492,662
                                                                 ---------------
Net Assets Consist of:

Accumulated net investment income - net of distributions         $      1,806
Accumulated net realized gain/loss - net of distributions              34,624
Net unrealized gain (loss)                                            454,935
Paid-in-capital applicable to 57,510,763 shares of $1.00 par
value capital stock outstanding; 200,000,000 shares authorized      1,001,297
                                                                 ...............

NET ASSETS                                                       $  1,492,662
                                                                 ---------------

NET ASSET VALUE PER SHARE                                        $      25.95
                                                                 ---------------




    *  Non-income producing
    #  Seven-day yield
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
   VR  Variable rate
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.77% of net assets.
  AUD  Australian dollar
  CAD  Canadian dollar
  GBP  British sterling
  ZAR  South African rand





The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/97
--------------------------------------------------------------------------------
Investment Income

Income
 Dividend                                                         $     25,861
 Interest                                                                7,092
                                                                  .............
 Total income                                                           32,953
                                                                  .............
Expenses
 Investment management                                                   9,144
 Shareholder servicing                                                   2,201
 Custody and accounting                                                    159
 Prospectus and shareholder reports                                        170
 Registration                                                               47
 Legal and audit                                                            16
 Directors                                                                  13
 Miscellaneous                                                              19
                                                                  .............
 Total expenses                                                         11,769
                                                                  .............
Net investment income                                                   21,184
                                                                  .............

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                            152,357
 Foreign currency transactions                                            (128)
                                                                  .............
 Net realized gain (loss)                                              152,229
                                                                  .............
Change in net unrealized gain or loss
 Securities                                                             (9,757)
 Other assets and liabilities
 denominated in foreign currencies                                           4
                                                                  .............
 Change in net unrealized gain or loss                                  (9,753)
                                                                  .............
Net realized and unrealized gain (loss)                                142,476
                                                                  .............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    163,660
                                                                  -------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/97       12/31/96
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $   21,184    $    19,867
   Net realized gain (loss)                             152,229         94,425
   Change in net unrealized gain or loss                 (9,753)       162,309
                                                     ..........................
   Increase (decrease) in net assets from operations    163,660        276,601
                                                     ..........................

  Distributions to shareholders
   Net investment income                                (19,378)       (19,926)
   Net realized gain                                   (133,022)       (89,635)
                                                     ..........................
   Decrease in net assets from distributions           (152,400)      (109,561)
                                                     ..........................

  Capital share transactions *
   Shares sold                                          229,959        347,496
   Distributions reinvested                             138,855        100,862
   Shares redeemed                                     (355,150)      (238,053)
                                                     ..........................
   Increase (decrease) in net assets from capital
   share transactions                                    13,664        210,305
                                                     ..........................

  Net Assets
  Increase (decrease) during period                      24,924        377,345
  Beginning of period                                 1,467,738      1,090,393
                                                     ..........................

  End of period                                      $1,492,662    $ 1,467,738
                                                     --------------------------

* Share information
   Shares sold                                            8,212         13,774
   Distributions reinvested                               5,456          3,855
   Shares redeemed                                      (12,472)        (9,445)
                                                     ..........................
   Increase (decrease) in shares outstanding              1,196          8,184

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997



-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------




of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $399,828,000 and $478,696,000, respectively, for the year ended December 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,043,187,000, and net unrealized gain aggregated $454,936,000, of which $542,335,000 related to appreciated investments and $87,399,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $736,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,270,000 for the year ended December 31, 1997, of which $131,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 13.7% of the outstanding shares of the New Era Fund at December 31, 1997. For the year then ended, the fund was allocated $692,000 of Spectrum expenses, $77,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997,

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



totaled $1,560,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,203,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.




-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .  $24,614,000 from short term capital gains, and

 . $108,408,000 From long term capital gains; of which $35,753,000 was subject to the 20% rate gains category.

For corporate shareholders, 37% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION



KNOWLEDGEABLE SERVICE REPRESENTATIVES
By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.



ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and T. Rowe Price OnLine.



DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.



INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ..........................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value**
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ..........................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ..........................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ..........................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..........................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio Prime Reserve Portfolio


 *Formerly the closed-end New Age Media Fund. Converted to open-end status on
  7/28/97.
**Closed to new investors.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Era Fund(R).



Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.